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                                                                   Exhibit 10.30

                             THREE PARTY AGREEMENT

     This Three Party Agreement (this "Agreement") is made as of the 4th day of January, 2000, by Cheniere Energy, Inc. ("Cheniere"), Schlumberger Technology Corporation ("Schlumberger"), and EnCap Energy Capital Fund III, L.P. ("EnCap Fund III").

                                 RECITALS:

     1. EnCap Fund III and Cheniere have entered into that certain Credit Agreement dated as of September 1, 1999 (the "EnCap Credit Agreement"), pursuant to which EnCap Fund III made loans to Cheniere and Cheniere mortgaged to EnCap Fund III Cheniere's interests in Louisiana State Leases Nos. 16185, 16017, and 16186 in Cameron Parish, Louisiana (as more fully described on Schedule 1 hereto, the "Stingray Prospect") and Louisiana State Leases Nos. 16016, 16018, 16020 and 16022 in Cameron Parish, Louisiana (as more fully described on Schedule 1 hereto, the "Redfish Prospect"), pursuant to that certain Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on September 3, 1999 in Mortgage Book 245, File No. 261733, as amended by that certain First Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on September 9, 1999 in Mortgage Book 245, File No. 2618017 as amended by that certain Second Supplement and Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement recorded in Cameron Parish, Louisiana on October 26, 1999 in Mortgage Book 246, File No. 262290. Prior to giving such mortgage, Cheniere executed and delivered to EnCap Fund III a Conveyance of Net Profits Overriding Royalty Interest dated as of September 1, 1999 (the "NPI Conveyance") which has been filed for record in Cameron Parish, Louisiana on September 3, 1999 in Conveyance Book 900, File No. 261733.

     2. Schlumberger has provided materials and services to Cheniere in connection with the Stingray Prospect and has mechanic's and materialman's liens on the Stingray Prospect (the "M&M Liens") that are superior to the liens under EnCap Fund III's mortgage to secure unpaid bills owing by Cheniere to Schlumberger. Prior to the execution hereof, Schlumberger does not have any liens, security interests or privileges of any kind on the Redfish Prospect.

     3. EnCap Fund III, Cheniere and Schlumberger desire to enter into this Agreement to provide a procedure under which payments will be made to both EnCap Fund III and Schlumberger.

     In consideration of the mutual covenants herein, including, without limitation Schlumberger's agreement with respect to foreclosure, as provided below, and EnCap Fund III's agreement to allow certain proceeds from the Redfish Prospect to be used to pay Schlumberger, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EnCap Fund III, Cheniere and Schlumberger hereby agree as follows:

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                                 AGREEMENTS:

     Section 1.  Payments; Collections.

     (a) Cheniere has paid to Schlumberger the amount of $360,000 in immediately available funds.

     (b) Cheniere has arranged, and, until all amounts owed EnCap Fund III under the EnCap Credit Agreement or other Loan Documents (as such term is defined in the EnCap Credit Agreement) entered into pursuant thereto have been paid in full, will continue to arrange, for all payments owing to Cheniere by the purchasers of Cheniere's production from the Stingray Prospect and the Redfish Prospect to be paid directly to EnCap Fund III. IP Petroleum Company, Inc. ("IP"), who is the operator of both prospects, presently distributes revenue attributable to the sale of such production and may possibly from time to time net out of such payments certain amounts owing to IP, as operator, by Cheniere, as non-operator. As used herein, "Net Payments" refers to the net amounts actually received by EnCap Fund III from IP or any other purchasers of Cheniere's production from the Stingray Prospect and the Redfish Prospect, less any billings from the operators of the Redfish Prospect or Stingray Prospect that have not already been netted out (it being agreed that EnCap Fund III will authorize IP to withhold, from the proceeds of the sale of such production, Cheniere's share of lease operating expenses owed to IP as operator of the Stingray Prospect and the Redfish Prospect.

     Section 2. Reduced Schlumberger Claim; Promissory Note; Mortgage; Subordination.

     (a) Schlumberger claims and believes that the amount of indebtedness owing to it by Cheniere for services and materials provided in connection with the Stingray Prospect (the "Original Schlumberger Claim") is in excess of $1,117,569.84, as determined after application of the $360,000 referred to in
Section 1(a) above. Schlumberger hereby reduces the Original Schlumberger Claim (together with any other amounts owing by Cheniere to Schlumberger that are possibly secured by any lien, security interest, or privilege of any kind burdening either the Stingray Prospect or the Redfish Prospect) to $1,117,569.84 (which includes its legal fees and expenses to date), and Schlumberger hereby waives any rights Schlumberger may have on the date hereof to receive more than such reduced claim from Cheniere (except to the limited extent provided in (i) the Debt Restructure Agreement by and between Cheniere and Schlumberger, (ii) the Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 4, 2000 executed by Cheniere in favor of Schlumberger (the "Schlumberger Mortgage"), and (iii) the Promissory Note dated January 4, 2000 executed by Cheniere in favor of Schlumberger. Schlumberger's reduced claim in the amount of $1,117,569.84 plus (i) future legal fees and expenses and (ii) Cheniere's obligation under the Debt Restructure Agreement, the Schlumberger Note, and the Schlumberger Mortgage is herein collectively referred to as the "Reduced Schlumberger Claim".

     (b) Cheniere has executed and delivered to Schlumberger on the date hereof the Debt Restructure Agreement ("Debt Restructure Agreement").

     (c) In order to evidence the Reduced Schlumberger Claim, Cheniere executed and delivered to Schlumberger on the date hereof a promissory note in the form required by the Debt Restructure Agreement (the "Schlumberger Note").

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     (d) In order to secure the payment and performance of the Schlumberger
Note, Cheniere executed and delivered to Schlumberger the Schlumberger Mortgage.

     (e) EnCap Fund III hereby promises simultaneously with execution hereof to execute and deliver to Schlumberger on the date hereof the Lien Subordination Agreement attached hereto as Exhibit A.

     Section 3. Application of Net Payments. Until the Schlumberger Note is paid in full, either pursuant to this Agreement or otherwise, EnCap Fund III will apply all Net Payments it receives during January 2000 and each calendar month thereafter as follows:

          (a) Within two business days after receipt of Net Payments, EnCap Fund III will first apply such Net Payments to any payments (i) which are then due under the Schlumberger Note, or (ii) shall become due on the first business day of the following month (e.g., for January 2000, to any payments due under the Schlumberger Note on or before February 1, 2000) by paying over the same to Schlumberger;

          (b) EnCap Fund III will thereafter apply the entirety of any remaining Net Payments:

          (i) with respect to the Net Proceeds received from production that occurred in November 1999, December 1999, and January 2000, (A) first to the amount of outstanding legal fees and costs owed by Cheniere and (B) next to the unpaid principal balance under the EnCap Credit Agreement or the promissory note issued in connection therewith;

          (ii) with respect to any other Net Proceeds (A) first to all amounts then due and payable under the NPI Conveyance, (B) next to all interest then due and payable under the EnCap Credit Agreement and the related promissory note, and (C) next to the unpaid principal balance under the EnCap Credit Agreement or the promissory note issued in connection therewith.

Pending payment to Schlumberger under subsection (a) above, EnCap Fund III will hold in trust for Schlumberger any Net Payments to be paid to Schlumberger. EnCap Fund III will promptly send a written report to Cheniere and to Schlumberger of the amounts paid and applied under subsections (a) and (b) above, and within two business days after receipt of such report Cheniere will
(1) make additional payments to Schlumberger as required under the Schlumberger
Note if the amount applied by EnCap Fund III under subsection (a) above is less than the amount then due and payable under the Schlumberger Note, and (2) prior to EnCap Fund III's receipt of Net Proceeds from production that occurred in January 2000, make additional payments to EnCap Fund III of all interest then due and payable under the EnCap Credit Agreement and the related promissory note and of all amounts then due and payable under the NPI Conveyance. If Net Payments are not timely received from IP and, as a result, Cheniere directly pays to Schlumberger amounts due under the Schlumberger Note, then when such Net Payments are received from IP, EnCap Fund III shall (upon authorization by Schlumberger, which Schlumberger hereby agrees to give promptly after receipt of such payment by Cheniere)

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disburse to Cheniere from such Net Payments the amount of the direct payments made by Cheniere to Schlumberger.

     Section 4. Limitations on Foreclosure by Schlumberger; Option to Purchase Schlumberger Note and Schlumberger Mortgage by EnCap Fund III.

     (a) Schlumberger hereby agrees to give written notice to EnCap Fund III and Cheniere of the occurrence of any Schlumberger Note Default. (As used herein, "Schlumberger Note Default" means the occurrence of any event defined as a "default" or "event of default" in the Schlumberger Note, the Debt Restructure Agreement, or the Schlumberger Mortgage which default or event of default is not remedied within any applicable period of grace provided therefor therein.).
Each of Schlumberger and Cheniere promises to copy EnCap Fund III on any other written notice or communication that it sends pursuant to the Debt Restructure Agreement.

     (b) Schlumberger will not take any action to enforce the Schlumberger Mortgage or any other liens, security interests, privileges, or similar rights that it may have with respect to any properties, assets, revenues, or proceeds of Cheniere until the end of the fifteenth (15th) day following the delivery by Schlumberger of written notice to EnCap Fund III and Cheniere of the occurrence of a Schlumberger Note Default. (The period from the date hereof to the end of such fifteenth day is herein referred to as the "Standstill Period".)

     (c) Schlumberger hereby grants to EnCap the option to purchase the Schlumberger Note (together with the Schlumberger Mortgage and any other related agreements or documents) at any time during the Standstill Period, for a purchase price equal to the amounts then owing and unpaid to Schlumberger thereunder (including legal fees and expenses incurred by Schlumberger). This option terminates upon expiration of the Standstill Period.

     Section 5. No Enforcement Against Co-Owners. Schlumberger hereby releases, and agrees not to perfect or enforce, any liens, security interests, privileges, or similar rights that it may have with respect to the interests of any person or entity other than Cheniere in the Stingray Prospect or the Redfish Prospect, including without limitation the interests of EnCap Fund III under the NPI Conveyance and the interests of Cheniere's joint interest owners in the Stingray Prospect. Schlumberger expressly reserves any liens, security interests, privileges, or similar rights that it has with respect to the interests of Cheniere, subject to the terms hereof.

     Section 6. Cheniere to Remain Liable. Notwithstanding anything to the contrary contained herein, Cheniere shall remain liable to EnCap Fund III under the EnCap Credit Agreement and the Loan Documents (as such term is defined in the EnCap Credit Agreement) and shall remain liable to Schlumberger on the Reduced Schlumberger Claim and under the Schlumberger Note.

     Section 7. Notices. All notices, requests, demands and other communications required or permitted under this Three Party Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when sent by facsimile transmission (receipt confirmed) or reputable overnight delivery service (receipt confirmed), when delivered against receipt, or when deposited in the United States mails, certified mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the noticed party:

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               (a)  if to Schlumberger:

                    Schlumberger Technology Corporation
                    1325 South Dairy Ashford, Suite 300
                    Houston, Texas 77077
                    Attention:  Pre Moss
                    Fax:  (281) 749-8381

               (b)  if to EnCap Fund III:

                    EnCap Energy Capital Fund III, L.P.
                    1100 Louisiana
                    Houston, Texas 77002
                    Attention:  John Howie
                    Fax: (713) 659 6130

               (c)  if to Cheniere:

                    Cheniere Energy, Inc.
                    Two Allen Center, Suite 1740
                    1200 Smith Street
                    Houston, Texas 77002
                    Attention:  Charif Souki
                    Fax:  (713) 659-6130

          Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this section for the giving of notice.

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     IN WITNESS WHEREOF, this Agreement is executed and delivered by EnCap Fund
III, Cheniere and Schlumberger as of date first written above.

WITNESSES                     CHENIERE ENERGY, INC.


                              By:
                                 ----------------------------------
Name:                            Walter L. Williams, Vice Chairman
                                 of the Board of Directors

Name:



                              Notary Public



                              ENCAP ENERGY CAPITAL FUND III, L.P.

                              By:   EnCap Investments L.C., General Partner
Name:
                                 By:
                                    ---------------------------------------
                                    D. Martin Phillips, Managing Director
Name:




                              Notary Public


                              SCHLUMBERGER TECHNOLOGY CORPORATION


Name:                         By:
                                 ---------------------------------
                                 Name:
                                 Title:
Name:



                                 Notary Public

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                                 ACKNOWLEDGMENT


STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared Walter L. Williams, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the Vice Chairman of the Board of Directors of Cheniere Energy, Inc., a Delaware corporation, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.



                              ______________________________________
                              NOTARY PUBLIC, State of Texas


                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]

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STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared D. Martin Phillips, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the Managing Director of EnCap Investments L.C., General Partner of EnCap Energy Capital Fund III, L.P., a Texas limited partnership, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such general partner acting on behalf of said limited partnership by proper authority and as the free act and deed of such general partner acting of behalf of said limited partnership and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.



                              ______________________________________
                              NOTARY PUBLIC, State of Texas


                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)


     On this date before me, the undersigned authority, personally came and appeared ____________, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the ________________________of Schlumberger Technology Corporation, a Texas corporation, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.



                              ______________________________________
                              NOTARY PUBLIC, State of Texas


                              ______________________________________
                                 (printed name)

My commission expires:


     [SEAL]

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                                 SCHEDULE 1

*[Property Descriptions from EnCap Mortgage to be attached]

Redfish Prospect



Stingray Prospect


Exhibit A

                                                    Lien Subordination Agreement


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